UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number:
811-21745

Eaton Vance
Tax-Managed
Global
Buy-Write
Opportunities Fund
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

Deidre E. Walsh
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)

(617)
482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2022
Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund (ETW)
Annual Report
December 31, 2022

Commodity Futures Trading Commission Registration
.
 The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.
Managed Distribution Plan.
Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.
The Fund currently distributes monthly cash distributions equal to $0.0582 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.
The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report
December 31, 2022
Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Management’s Discussion of Fund Performance
†

Economic and Market Conditions
During the 12-month period starting January 1, 2022, global equity markets were dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine.
As the new year began, investors became increasingly concerned about the twin threats of inflation and interest rate hikes. As a result, stock performance turned negative -- a sharp about-face from the all-time highs many U.S. equity indexes had posted in late 2021.
In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. Central banks around the world -- including the U.S. Federal Reserve (the Fed), the Bank of England, and the European Central Bank -- initiated their first interest rate hikes in years. In Europe, looming energy shortages caused by the Russia-Ukraine conflict pushed inflation rates higher and stock prices lower during the period.
In the U.S., investors began to expect the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, September, and November 2022 policy meetings, the Fed hiked the federal funds rate 0.75% each time -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down around the globe.
In October and November 2022, however, U.S. and European stocks delivered positive performance for the first time in months. The rally was driven by a combination of better-than-expected U.S. company earnings, government measures to address Europe’s energy crisis, declining inflation, and hope that the Fed would temper the size of future rate hikes.
But while the Fed indeed delivered a smaller 0.50% rate hike in December, it raised its expectation of how high rates might go in 2023. As investors digested the news that rates could stay higher for longer than previously expected, equity prices declined in the final month of 2022.
Meanwhile in the world’s second-largest economy, China’s zero-COVID policy severely restricted its economic output, although some restrictions were relaxed in late 2022. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the worst-performing major indexes during the period, declining 22.34%.
Major equity indexes elsewhere also suffered losses. For the period as a whole, the MSCI ACWI Index, a broad measure of global equities, returned -18.36%; the S&P 500® Index, a broad measure of U.S. stocks, returned -18.11%; and the technology-laden Nasdaq Composite Index returned -32.54%. Overseas, the MSCI EAFE Index of developed-market international equities returned -14.45%; while the MSCI Emerging Markets Index, dragged down by its China allocation, returned -20.09% during the period.
Fund Performance
For the 12-month period ended December 31, 2022, Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) returned -15.73% at net asset value of its common shares (NAV), outperforming its primary benchmark, the MSCI World Index (the Index), which returned -18.14%. Elsewhere, the Fund underperformed the -15.06% return of the MSCI Europe Index, and underperformed the -11.37% return of the Cboe S&P 500 BuyWrite Index
SM
; but outperformed the -18.90% return of the Cboe Nasdaq-100 BuyWrite Index
SM
during the period.
The Fund’s options overlay strategy (the options strategy) -- designed to help limit the Fund’s exposure to market volatility and contribute to current income -- was the largest single contributor to Fund performance relative to the Index during the period. The options strategy may be beneficial during times of market weakness, but may also detract from performance during periods of market strength. When the market was volatile and trending downward, as it was for much of the period, the option strategy of writing -- that is, selling -- stock index call options on the Fund’s underlying common stock portfolio helped performance versus the Index, as premium income was relatively strong and these covered calls ended in profits.
The Fund’s common stock portfolio underperformed the Index during the period. On a country basis, stock selection within the Fund’s allocation to U.S. equities -- about 56% of the Fund’s portfolio during the period -- was the largest detractor from performance relative to the Index. Stock selections in the Fund’s allocation to Japanese equities also hurt returns versus the Index, as did a lack of holdings in Australian and Hong Kong stocks, both of which outperformed the Index during the period. Stock selections and an overweight position in Netherlands equities and an underweight position in Canadian equities also detracted from relative performance.
In contrast, contributors to Fund performance versus the Index included stock selections and an overweight position in French equities; an overweight allocation to U.K. equities; stock selections in Swiss equities; and not owning Swedish stocks, which underperformed the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Management’s Discussion of Fund Performance
†
 — continued

On a sector basis, stock selections and an underweight position in the energy sector -- the only sector within the Index to report positive performance during the period -- detracted from Fund performance versus the Index. Additional detractors from returns relative to the Index included stock selections and underweight positions in the industrials and financials sectors, as well as stock selections in the consumer staples sector.
Contributors to the Fund’s performance versus the Index included stock selections and an overweight position in the materials sector, stock selections in the health care sector, and an underweight position in the real estate sector during the period.
Fund Distributions
Pursuant to an exemptive order issued by the Securities and Exchange Commission (the Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders. The Fund’s MDP had no effect on the Fund’s investment strategy during the most recent fiscal year and is not expected to have an effect in future periods, but distributions in excess of Fund returns will cause its per share NAV to erode. Investors should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of its MDP.
For the period from January 1, 2022 to October 31, 2022, the Fund made monthly distributions of $0.0727 per share and, for the period from November 1, 2022 to December 31, 2022, the Fund made monthly distributions of $0.0582 per share. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital distributions. The federal income tax character of distributions is determined after the end of the calendar year and reported to shareholders on the Internal Revenue Service’s form 1099-DIV. For additional information, see Note 2 in the Notes to Financial Statements herein.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Performance

Portfolio Manager(s)
Thomas C. Seto of Parametric Portfolio Associates LLC and G.R. Nelson of Eaton Vance Management
% Average Annual Total Returns 1	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	09/30/2005	(15.73)%	2.80%	5.94%
Fund at Market Price	—	(23.77)	0.66	6.67

MSCI World Index	—	(18.14)%	6.14%	8.85%
S&P 500® Index	—	(18.11)	9.42	12.56
MSCI Europe Index	—	(15.06)	1.87	4.58
Cboe S&P 500 BuyWrite Index SM	—	(11.37)	2.73	5.71
Cboe NASDAQ–100 BuyWrite Index SM	—	(18.90)	2.36	6.23
% Premium/Discount to NAV 2
As of period end	(7.40)%
Distributions 3
Total Distributions per share for the period	$0.843
Distribution Rate at NAV	8.33%
Distribution Rate at Market Price	9.00
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Fund Profile

Sector Allocation (% of total investments) 1
Country Allocation (% of total investments)
Top 10 Holdings (% of total investments) 1
Apple, Inc.	5.0%
Microsoft Corp.	4.7
Nestle S.A.	2.4
Amazon.com, Inc.	2.1
LVMH Moet Hennessy Louis Vuitton SE	2.1
ASML Holding NV	1.7
Roche Holding AG PC	1.6
Alphabet, Inc., Class C	1.5
Alphabet, Inc., Class A	1.4
Linde PLC	1.4
Total	23.9%

Footnotes:
1	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡

Investment Objectives.
The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after
-tax basis, seeking to minimize and defer shareholder federal income taxes.
Principal Strategies.
Under normal market conditions, the Fund’s investment program consists primarily of (1) owning a diversified portfolio of common stocks, a segment of which (the “U.S. Segment”) holds stocks of U.S. issuers and a segment of which (the “International Segment”) holds stocks of non-U.S. issuers, and (2) selling on a continuous basis call options on broad-based domestic stock indices on at least 80% of the value of the U.S. Segment and call options on broad-based foreign country and/or regional stock indices on at least 80% of the value of the International Segment. The U.S. Segment is expected to represent approximately 50% to 60% of the value of the Fund’s stock portfolio and the International Segment is expected to represent approximately 40% to 50% of the Fund’s stock portfolio. These percentages may vary significantly over time depending upon the Adviser’s evaluation of market circumstances and other factors. Under normal market conditions, the Fund invests at least 80% of its total assets in a diversified portfolio of common stocks of domestic and foreign issuers.
For the U.S. Segment, the Fund intends to write index call options on the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500®”) and the NASDAQ-100® Index (the “NASDAQ-100®”). For the International Segment, the Fund intends to write index call options on broad-based foreign country and/or regional stock indices that the Adviser believes are collectively representative of the International Segment. Over time, the indices on which the Fund writes call options may vary. Due to tax considerations, the Fund intends to limit the overlap between its stock portfolio holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. Under normal market conditions, at least 80% of the value of the Fund’s total assets is subject to written index call options.
Under normal market conditions, the Fund invests a substantial portion of its total assets in the securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may invest up to 15% of its total assets in securities in emerging markets issuers.
In addition to writing index call options, the risks of which are described above, the Fund may invest up to 20% of its total assets in other derivative investments acquired for hedging, risk management and investment purposes, provided that no more than 10% of the Fund’s total assets may be invested in such derivative instruments acquired for non-hedging purposes. To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the sale of futures contracts on stocks and stock indices and options thereon, equity swaps, covered short sales and forward sales of stocks).
Principal Risks
Market Discount Risk.
As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
Market Risk.
The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
Equity Securities Risk.
The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.
Option Strategy Risk.
The Fund’s option strategy seeks to take advantage of, and its effectiveness is dependent on, a general excess of option price implied volatilities for the indices on which options are written over realized index volatilities. This market observation is often attributed to an excess of natural buyers over natural sellers of index options. There can be no assurance that this imbalance will apply in the future over specific periods or generally. It is possible that the imbalance could decrease or be eliminated by actions of investors, including the Fund, that employ strategies seeking to take advantage of the imbalance, which could have an adverse effect on the Fund’s ability to achieve its investment objective.
Risk of Selling Index Call Options.
The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its options activities by holding a diversified portfolio of stocks that the Fund’s investment adviser believes collectively approximate the characteristics of the indices on which options are written. The Fund will not, however, hold stocks that fully
replicate the indices on which it writes call options. Due to tax
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund’s stock holdings will normally include stocks not included in the indices on which it writes call options. Consequently, the Fund bears the risk that the performance of its stock portfolio will vary from the performance of the indices on which it writes call options. As the writer of index call options, the Fund will forgo, during the option’s life, the opportunity to profit from increases in the value of the applicable index above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the value of the applicable index decline. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the applicable index at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.
The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund may close out a call option by buying the option instead of letting it expire or be exercised. There can be no assurance that a liquid market will exist when the Fund seeks to close out a call option position by buying the option.
Derivatives Risk.
The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be able to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
Tax-Sensitive Investing Risk.
The Fund may hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations. The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.
Foreign Investment Risk.
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.
Emerging Markets Investment Risk.
Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.
Currency Risk.
Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.
Liquidity Risk.
The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
Interest Rate Risk.
The premiums from writing index call options and amounts available for distribution from the Fund’s options activity may decrease in declining interest rate environments. The value of the Fund’s common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.
Dividend Capture Trading Risk.
The use of dividend capture strategies will expose the Fund to higher portfolio turnover, increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.
Risk of Investing in Smaller and Mid-Sized Companies.
The Fund may make investments in stocks of companies whose market capitalization is considered middle sized or “mid-cap.” Smaller and mid-sized companies often are newer or less established companies than larger companies. Investments in smaller and mid-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of smaller and mid-sized companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller and mid-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller and mid-sized companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
Technology Risk.
The technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions.
Risks of “Growth” Stock Investing.
The Fund invests substantially in stocks with “growth” characteristics. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.
Sector Risk.
The Fund may invest a significant portion of its assets in securities of issuers in any single sector of the economy (a broad based economic segment that may include many distinct industries) if companies in that sector meet the Fund’s investment criteria. If the Fund is focused in a sector, it may present more risks than if it were broadly diversified over numerous sectors of the economy. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting these sectors. As the percentage of the Fund’s assets invested in a particular sector increases, so does the potential for fluctuation in the net asset value of its common shares.
Leverage Risk.
Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can also result from borrowings or issuance of preferred shares. Leverage can increase both the risk and return potential of the Fund. The Fund may be required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s NAV to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.
Risks Associated with Active Management.
The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.
Recent Market Conditions.
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in a substantial economic downturn, which may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.
Cybersecurity Risk.
With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks
. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its net asset value, interfere with Fund shareholders’ ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
General Fund Investing Risk.
The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment
in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor Morgan Stanley funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and, together with the Eaton Vance Investment Accounts, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
Material Non-public Information.
It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley.
Investments by Morgan Stanley and its Affiliated Investment Accounts.
In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund(s), fair access to investment opportunities, consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.
Investments by Separate Investment Departments.
The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department” and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investmentrelated matters. A MS Investment Account could trade in advance of a Fund (and vice versa), might complete trades more quickly and efficiently than a Fund, and/or achieve different execution than a Fund on the same or similar investments made contemporaneously.
Morgan Stanley Trading and Principal Investing Activities.
Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities.
Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund.
General Process for Potential Conflicts.
All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), and the Employee Retirement Income Security Act, as amended (“ERISA”) impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.
Important Notice to Shareholders
The following information is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the Fund.
On January 26, 2023, the Fund's Board of Trustees voted to exempt, on a going forward basis, all prior and, until further notice, new acquisitions of Fund shares that otherwise might be deemed “Control Share Acquisitions” under the Fund's By-Laws from the Control Share Provisions of the Fund's By-Laws.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Summary of Fund Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The table shows Fund expenses stated as a percentage of net assets attributable to common shares, and not as a percentage of total assets.
Common shareholder transaction expenses
Sales load paid by you (as a percentage of offering price)	— 1
Offering expenses (as a percentage of offering price)	None 2
Dividend reinvestment plan fees	$5.00 3
Annual expenses	Percentage of net assets attributable to common shares 4
Investment adviser fee	1.00% 5
Other expenses	0.11%
Total annual Fund operating expenses	1.11%
Example
The following Example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (i) total annual expenses of 1.11% of net assets attributable to common shares in years 1 through 10; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV:
1 Year	3 Years	5 Years	10 Years
$11	$35	$61	$135
The above table and example and the assumption in the example of a 5% annual return are required by regulations of the U.S. Securities and Exchange Commission (“SEC”) that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s common shares. In addition, while the example assumes reinvestment of all dividends and distributions at NAV
, participants in the Fund’s dividend reinvestment plan may receive common shares purchased or issued at a price or value different from NAV. The example does not include
sales load or estimated offering costs, which would cause the expenses shown in the example to increase.
The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
1
If common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load.
2
Eaton Vance Management (“EVM”) will pay the expenses of the offering (other than the applicable commissions); therefore, offering expenses are not included in the Summary of Fund Expenses. Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Fund’s registration statement (including its current Prospectus Supplement, the accompanying Prospectus and Statement of Additional Information (“SAI”)), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of
its current Prospectus Supplement, the accompanying Prospectus, SAI and/or marketing materials, associated filing fees, stock exchange listing fees, and legal and auditing fees associated with the offering.
3
You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.
4
Stated as a percentage of average net assets attributable to common shares for the year ended December 31, 2022.
5
The investment adviser fee paid by the Fund to EVM is based on the average daily gross assets of the Fund, including all assets attributable to any form of investment leverage that the Fund may utilize. Accordingly, if the Fund were to utilize investment leverage in the future, the investment adviser fee will increase as a percentage of net assets.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Trading and NAV Information

The Fund’s common shares have traded both at a premium and a discount to NAV. The Fund cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock. The issuance of common shares may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund’s common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.
In addition, the Fund’s Board of Trustees has authorized the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to NAV. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. The results of the share repurchase program are disclosed in the Fund’s annual and semi-annual reports to shareholders.
The following table sets forth for each of the periods indicated the high and low closing market prices for the common shares on the New York Stock Exchange, and the corresponding NAV per share and the premium
or discount to NAV per share at which the Fund’s common shares were trading as of such date.
	Market Price ($)		NAV per Share on Date of Market Price ($)		NAV Premium/(Discount) on Date of Market Price (%)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
December 31, 2022	8.54	7.66	8.13	8.28	5.04	(7.49)
September 30, 2022	9.38	7.57	9.23	7.86	1.63	(3.69)
June 30, 2022	10.22	7.94	10.08	8.55	1.39	(7.13)
March 31, 2022	11.19	9.58	10.63	9.54	5.27	0.42
December 31, 2021	11.27	10.58	10.94	10.49	3.02	0.86
September 30, 2021	11.29	10.81	11.00	10.58	2.64	2.17
June 30, 2021	11.33	10.35	10.99	10.65	3.09	(2.82)
March 31, 2021	10.32	9.48	10.60	10.25	(2.64)	(7.51)

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

1	MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Europe Index is an unmanaged index designed to measure the developed equity market performance of Europe. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Cboe S&P 500 BuyWrite Index
SM
measures the performance of a hypothetical buy-write strategy on the S&P 500® Index. Cboe NASDAQ–100 BuyWrite Index
SM
measures the performance of a theoretical portfolio that owns stocks included in the NASDAQ–100® Index and writes (sells) NASDAQ–100® Index covered call options. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
2	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
3	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
Fund profile subject to change due to active management.
Additional Information
Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Portfolio of Investments

Common Stocks — 100.0%
Security	Shares	Value
Aerospace & Defense — 1.8%
Airbus SE	58,150	$ 6,914,174
General Dynamics Corp. (1)	5,823	1,444,744
L3Harris Technologies, Inc. (1)	6,745	1,404,376
Northrop Grumman Corp. (1)	1,439	785,133
Raytheon Technologies Corp. (1)	38,236	3,858,777
Safran S.A.	7,658	959,194
Textron, Inc. (1)	16,487	1,167,280
		$ 16,533,678
Air Freight & Logistics — 0.4%
Deutsche Post AG	74,966	$ 2,805,725
Expeditors International of Washington, Inc. (1)	3,871	402,274
		$ 3,207,999
Auto Components — 0.5%
Aptiv PLC (1)(2)	9,578	$ 891,999
Cie Generale des Etablissements Michelin SCA	22,877	637,291
Denso Corp.	47,300	2,319,584
Yokohama Rubber Co., Ltd. (The)	63,900	988,763
		$ 4,837,637
Automobiles — 2.3%
Bayerische Motoren Werke AG	43,980	$ 3,893,768
Honda Motor Co., Ltd.	24,800	565,663
Isuzu Motors, Ltd.	58,000	672,387
Mazda Motor Corp.	26,000	194,897
Mercedes-Benz Group AG	75,194	4,917,302
Stellantis NV	286,959	4,077,789
Tesla, Inc. (1)(2)	46,978	5,786,750
Toyota Motor Corp.	71,700	978,170
		$ 21,086,726
Banks — 4.8%
Bank of America Corp. (1)	50,000	$ 1,656,000
BNP Paribas S.A.	102,841	5,855,677
Citigroup, Inc. (1)	6,447	291,598
Credit Agricole S.A.	88,088	926,627
Danske Bank A/S	24,034	474,025
Fifth Third Bancorp (1)	36,006	1,181,357
HSBC Holdings PLC	700,000	4,338,274
Huntington Bancshares, Inc. (1)	87,053	1,227,447
ING Groep NV	461,775	5,624,950
Intesa Sanpaolo SpA	2,042,702	4,525,420
Security	Shares	Value
Banks (continued)
JPMorgan Chase & Co. (1)	44,825	$ 6,011,032
KBC Group NV	22,722	1,462,962
KeyCorp (1)	118,919	2,071,569
Lloyds Banking Group PLC	2,000,000	1,091,426
NatWest Group PLC	464,285	1,480,711
PNC Financial Services Group, Inc. (The) (1)	6,406	1,011,764
Resona Holdings, Inc.	55,000	302,083
Shinsei Bank, Ltd.	31,400	510,199
Standard Chartered PLC	160,392	1,196,286
Truist Financial Corp. (1)	23,494	1,010,947
UBS Group AG	90,256	1,677,518
		$ 43,927,872
Beverages — 1.9%
Asahi Group Holdings, Ltd.	23,600	$ 734,612
Coca-Cola Co. (The) (1)	28,606	1,819,628
Constellation Brands, Inc., Class A (1)	28,994	6,719,359
Heineken Holding NV	24,773	1,913,228
Heineken NV	7,692	724,526
Kirin Holdings Co., Ltd.	54,500	830,658
PepsiCo, Inc. (1)	25,476	4,602,494
		$ 17,344,505
Biotechnology — 1.8%
AbbVie, Inc. (1)	26,528	$ 4,287,190
Amgen, Inc. (1)	18,536	4,868,295
BioMarin Pharmaceutical, Inc. (1)(2)	9,584	991,848
Gilead Sciences, Inc. (1)	71,450	6,133,983
		$ 16,281,316
Building Products — 0.4%
Daikin Industries, Ltd.	26,200	$ 3,974,893
		$ 3,974,893
Capital Markets — 1.1%
3i Group PLC	135,000	$ 2,177,191
CME Group, Inc. (1)	2,281	383,573
Moody's Corp. (1)	9,981	2,780,906
S&P Global, Inc. (1)	9,242	3,095,516
St. James's Place PLC	160,504	2,114,377
		$ 10,551,563
Chemicals — 3.6%
Air Liquide S.A.	41,131	$ 5,837,940
Air Products and Chemicals, Inc. (1)	17,877	5,510,764
BASF SE	10,000	492,386

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Chemicals (continued)
Corteva, Inc. (1)	4,706	$ 276,619
Daicel Corp.	51,000	367,027
Dow, Inc. (1)	4,706	237,135
DuPont de Nemours, Inc. (1)	4,706	322,973
Eastman Chemical Co. (1)	20,943	1,705,598
Linde PLC (2)	38,744	12,629,036
Mitsubishi Gas Chemical Co., Inc.	18,200	250,187
Nitto Denko Corp.	22,800	1,313,159
Shin-Etsu Chemical Co., Ltd.	21,800	2,662,045
Sumitomo Chemical Co., Ltd.	35,700	128,007
Toray Industries, Inc.	56,000	311,437
Tosoh Corp.	85,900	1,021,492
		$ 33,065,805
Commercial Services & Supplies — 0.2%
SECOM Co., Ltd.	29,900	$ 1,706,029
Waste Management, Inc. (1)	3,330	522,410
		$ 2,228,439
Communications Equipment — 1.1%
Cisco Systems, Inc. (1)	201,836	$ 9,615,467
Nokia Oyj	200,000	929,139
		$ 10,544,606
Construction & Engineering — 0.2%
Ferrovial S.A.	59,027	$ 1,545,487
		$ 1,545,487
Construction Materials — 0.3%
CRH PLC	62,332	$ 2,478,952
		$ 2,478,952
Consumer Finance — 0.4%
American Express Co. (1)	22,280	$ 3,291,870
Navient Corp. (1)	28,416	467,443
		$ 3,759,313
Containers & Packaging — 0.2%
Smurfit Kappa Group PLC	44,508	$ 1,640,140
		$ 1,640,140
Distributors — 0.3%
LKQ Corp. (1)	51,668	$ 2,759,588
		$ 2,759,588
Security	Shares	Value
Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B (1)(2)	9,514	$ 2,938,875
M&G PLC	286,752	648,420
ORIX Corp.	49,600	793,930
		$ 4,381,225
Diversified Telecommunication Services — 0.8%
Deutsche Telekom AG	270,347	$ 5,378,978
United Internet AG	32,975	664,928
Verizon Communications, Inc. (1)	27,946	1,101,072
		$ 7,144,978
Electric Utilities — 1.5%
Acciona S.A.	8,786	$ 1,616,902
Chubu Electric Power Co., Inc.	31,500	325,725
Edison International (1)	47,825	3,042,627
Iberdrola S.A.	679,197	7,928,598
NextEra Energy, Inc. (1)	12,324	1,030,286
Tokyo Electric Power Co. Holdings, Inc. (2)	40,600	146,218
		$ 14,090,356
Electrical Equipment — 0.8%
ABB, Ltd.	103,575	$ 3,156,707
Accelleron Industries AG (2)	5,372	110,880
Fujikura, Ltd.	69,000	518,675
Legrand S.A.	47,726	3,826,751
		$ 7,613,013
Electronic Equipment, Instruments & Components — 1.2%
Alps Alpine Co., Ltd.	82,300	$ 743,894
Citizen Watch Co., Ltd.	164,000	736,345
Corning, Inc. (1)	19,975	638,001
Halma PLC	50,000	1,190,747
Kyocera Corp.	47,900	2,377,595
Omron Corp.	16,100	778,077
Taiyo Yuden Co., Ltd.	51,500	1,483,779
TDK Corp.	86,900	2,827,168
		$ 10,775,606
Entertainment — 1.9%
Electronic Arts, Inc. (1)	43,717	$ 5,341,343
Netflix, Inc. (1)(2)	22,508	6,637,159
Nintendo Co., Ltd.	31,000	1,303,444
Toho Co., Ltd.	14,100	543,497
Walt Disney Co. (The) (1)(2)	40,945	3,557,301
		$ 17,382,744

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp. (1)	17,793	$ 3,769,625
Unite Group PLC (The)	75,723	830,734
		$ 4,600,359
Food & Staples Retailing — 1.2%
Costco Wholesale Corp. (1)	8,600	$ 3,925,900
Koninklijke Ahold Delhaize NV	94,107	2,705,695
Seven & i Holdings Co., Ltd.	33,700	1,444,259
Sysco Corp. (1)	22,492	1,719,513
Walmart, Inc. (1)	5,517	782,256
		$ 10,577,623
Food Products — 3.3%
Kikkoman Corp.	3,300	$ 173,701
Mondelez International, Inc., Class A (1)	107,285	7,150,545
Nestle S.A.	190,000	21,946,777
Nissin Foods Holdings Co., Ltd.	10,000	791,944
Toyo Suisan Kaisha, Ltd.	5,000	192,630
		$ 30,255,597
Gas Utilities — 0.1%
Italgas SpA	35,014	$ 194,412
Snam SpA	175,073	848,900
		$ 1,043,312
Health Care Equipment & Supplies — 1.8%
Abbott Laboratories (1)	80,752	$ 8,865,762
Boston Scientific Corp. (1)(2)	20,000	925,400
DENTSPLY SIRONA, Inc. (1)	37,759	1,202,247
Olympus Corp.	69,400	1,224,048
Teleflex, Inc. (1)	6,010	1,500,276
Terumo Corp.	112,600	3,192,275
		$ 16,910,008
Health Care Providers & Services — 1.7%
CVS Health Corp. (1)	11,075	$ 1,032,079
McKesson Corp. (1)	9,605	3,603,028
UnitedHealth Group, Inc. (1)	20,230	10,725,541
		$ 15,360,648
Health Care Technology — 0.0% (3)
M3, Inc.	11,400	$ 309,662
		$ 309,662
Security	Shares	Value
Hotels, Restaurants & Leisure — 1.5%
Booking Holdings, Inc. (1)(2)	2,430	$ 4,897,130
Compass Group PLC	91,736	2,118,369
Entain PLC	135,886	2,163,992
Flutter Entertainment PLC (2)	6,119	828,413
InterContinental Hotels Group PLC	9,889	567,419
Yum! Brands, Inc. (1)	26,696	3,419,224
		$ 13,994,547
Household Durables — 0.7%
Casio Computer Co., Ltd.	63,200	$ 641,173
Nikon Corp.	49,000	433,294
PulteGroup, Inc. (1)	70,920	3,228,988
Sekisui Chemical Co., Ltd.	61,000	850,236
Sony Group Corp.	13,400	1,021,369
		$ 6,175,060
Household Products — 0.5%
Clorox Co. (The) (1)	9,542	$ 1,339,029
Henkel AG & Co. KGaA, PFC Shares	18,309	1,269,046
Procter & Gamble Co. (The) (1)	4,359	660,650
Reckitt Benckiser Group PLC	20,566	1,425,559
		$ 4,694,284
Industrial Conglomerates — 1.8%
3M Co. (1)	1,901	$ 227,968
Honeywell International, Inc. (1)	23,826	5,105,912
Nisshinbo Holdings, Inc.	91,000	670,618
Siemens AG	79,706	10,987,568
		$ 16,992,066
Insurance — 3.3%
Ageas S.A./NV	22,500	$ 998,366
Allianz SE	56,176	11,996,812
Allstate Corp. (The) (1)	14,927	2,024,101
Chubb, Ltd. (1)	1,376	303,546
Cincinnati Financial Corp. (1)	13,801	1,413,084
Hannover Rueck SE	7,000	1,381,154
Hartford Financial Services Group, Inc. (1)	14,283	1,083,080
Legal & General Group PLC	250,000	749,533
Lincoln National Corp. (1)	17,183	527,862
Marsh & McLennan Cos., Inc. (1)	18,342	3,035,234
MS&AD Insurance Group Holdings, Inc.	37,200	1,189,278
Principal Financial Group, Inc. (1)	17,247	1,447,368

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Insurance (continued)
Prudential Financial, Inc. (1)	13,233	$ 1,316,154
Prudential PLC	224,243	3,057,618
		$ 30,523,190
Interactive Media & Services — 3.7%
Alphabet, Inc., Class A (1)(2)	147,740	$ 13,035,100
Alphabet, Inc., Class C (1)(2)	149,202	13,238,694
Meta Platforms, Inc., Class A (1)(2)	61,100	7,352,774
		$ 33,626,568
Internet & Direct Marketing Retail — 2.2%
Amazon.com, Inc. (1)(2)	232,514	$ 19,531,176
Prosus NV	8,564	591,288
		$ 20,122,464
IT Services — 2.6%
Adyen NV (2)(4)	600	$ 832,949
Amadeus IT Group S.A. (2)	24,489	1,270,433
Capgemini SE	23,097	3,861,264
EPAM Systems, Inc. (1)(2)	4,622	1,514,814
Fidelity National Information Services, Inc. (1)	33,608	2,280,303
Mastercard, Inc., Class A (1)	14,997	5,214,907
NTT Data Corp.	79,000	1,151,246
Obic Co., Ltd.	2,300	337,661
Otsuka Corp.	15,600	491,717
PayPal Holdings, Inc. (1)(2)	52,937	3,770,173
Visa, Inc., Class A (1)	13,000	2,700,880
		$ 23,426,347
Leisure Products — 0.1%
Hasbro, Inc. (1)	6,865	$ 418,833
Yamaha Corp.	25,600	949,960
		$ 1,368,793
Life Sciences Tools & Services — 1.0%
PerkinElmer, Inc. (1)	6,547	$ 918,020
Thermo Fisher Scientific, Inc. (1)	14,903	8,206,933
		$ 9,124,953
Machinery — 1.4%
Daimler Truck Holding AG (2)	13,462	$ 413,845
Dover Corp. (1)	7,424	1,005,284
Ebara Corp.	25,500	908,373
FANUC Corp.	22,427	3,356,122
Kawasaki Heavy Industries, Ltd.	8,200	190,335
Komatsu, Ltd.	29,200	631,132
Security	Shares	Value
Machinery (continued)
Makita Corp.	7,700	$ 179,373
Mitsui E&S Holdings Co., Ltd. (2)	69,200	200,261
Parker-Hannifin Corp. (1)	7,147	2,079,777
SMC Corp.	1,500	626,330
Snap-on, Inc. (1)	6,143	1,403,614
Stanley Black & Decker, Inc. (1)	24,657	1,852,234
Toyota Industries Corp.	6,400	347,684
		$ 13,194,364
Media — 0.6%
Charter Communications, Inc., Class A (1)(2)	5,813	$ 1,971,188
Comcast Corp., Class A (1)	98,308	3,437,831
Hakuhodo DY Holdings, Inc.	20,900	209,754
		$ 5,618,773
Metals & Mining — 1.3%
Glencore PLC	1,130,251	$ 7,537,241
Rio Tinto PLC	64,793	4,560,391
		$ 12,097,632
Multiline Retail — 0.4%
Next PLC	41,584	$ 2,913,820
Target Corp. (1)	7,168	1,068,319
		$ 3,982,139
Multi-Utilities — 0.9%
CMS Energy Corp. (1)	90,509	$ 5,731,935
Engie S.A.	10,957	156,752
NiSource, Inc. (1)	42,420	1,163,156
Veolia Environnement S.A.	37,663	967,729
		$ 8,019,572
Oil, Gas & Consumable Fuels — 4.3%
APA Corp. (1)	25,465	$ 1,188,706
BP PLC	193,968	1,119,184
Chevron Corp. (1)	36,290	6,513,692
ConocoPhillips (1)	2,940	346,920
Devon Energy Corp. (1)	11,014	677,471
EOG Resources, Inc. (1)	16,441	2,129,438
Idemitsu Kosan Co., Ltd.	24,900	582,949
Marathon Petroleum Corp. (1)	27,916	3,249,143
Phillips 66 (1)	36,105	3,757,809
Shell PLC	268,058	7,556,774
TotalEnergies SE	197,770	12,414,643
		$ 39,536,729

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Personal Products — 1.3%
Estee Lauder Cos., Inc. (The), Class A (1)	16,077	$ 3,988,864
Kao Corp.	32,454	1,288,438
Unilever PLC	128,549	6,490,158
		$ 11,767,460
Pharmaceuticals — 6.7%
Astellas Pharma, Inc.	182,100	$ 2,768,945
AstraZeneca PLC	56,549	7,652,174
Bayer AG	26,130	1,344,912
Chugai Pharmaceutical Co., Ltd.	105,900	2,701,165
Daiichi Sankyo Co., Ltd.	62,100	1,998,793
Eisai Co., Ltd.	14,646	965,933
Eli Lilly & Co. (1)	13,232	4,840,795
Johnson & Johnson (1)	13,558	2,395,021
Merck & Co., Inc. (1)	25,250	2,801,488
Novartis AG	126,663	11,462,675
Organon & Co. (1)	2,525	70,523
Pfizer, Inc. (1)	14,458	740,828
Roche Holding AG PC	45,591	14,326,394
Sanofi	71,957	6,938,564
UCB S.A.	9,177	723,087
Viatris, Inc. (1)	1,793	19,956
		$ 61,751,253
Professional Services — 0.9%
Equifax, Inc. (1)	11,910	$ 2,314,828
Experian PLC	79,133	2,680,103
Recruit Holdings Co., Ltd.	28,600	895,236
Robert Half International, Inc. (1)	26,747	1,974,731
Wolters Kluwer NV	961	100,554
		$ 7,965,452
Real Estate Management & Development — 0.5%
CBRE Group, Inc., Class A (1)(2)	37,761	$ 2,906,087
Daito Trust Construction Co., Ltd.	5,500	563,105
Heiwa Real Estate Co., Ltd.	34,400	956,275
Sumitomo Realty & Development Co., Ltd.	19,400	457,218
		$ 4,882,685
Road & Rail — 0.9%
Canadian Pacific Railway, Ltd. (1)	41,725	$ 3,112,268
Central Japan Railway Co.	6,200	761,233
CSX Corp. (1)	117,095	3,627,603
Security	Shares	Value
Road & Rail (continued)
East Japan Railway Co.	7,100	$ 404,401
Keio Corp.	19,000	695,964
		$ 8,601,469
Semiconductors & Semiconductor Equipment — 7.3%
Advantest Corp.	26,800	$ 1,716,501
Analog Devices, Inc. (1)	25,340	4,156,520
ASML Holding NV	28,290	15,425,169
Enphase Energy, Inc. (1)(2)	17,850	4,729,536
Infineon Technologies AG	85,739	2,605,770
Intel Corp. (1)	135,942	3,592,947
Marvell Technology, Inc. (1)	82,514	3,056,319
Micron Technology, Inc. (1)	58,799	2,938,774
NXP Semiconductors NV (1)	40,985	6,476,859
ON Semiconductor Corp. (1)(2)	30,000	1,871,100
STMicroelectronics NV	35,000	1,243,761
Texas Instruments, Inc. (1)	75,299	12,440,901
Tokyo Electron, Ltd.	22,300	6,552,380
		$ 66,806,537
Software — 6.4%
Adobe, Inc. (1)(2)	13,975	$ 4,703,007
Ceridian HCM Holding, Inc. (2)	6,000	384,900
Crowdstrike Holdings, Inc., Class A (1)(2)	11,401	1,200,411
Dassault Systemes SE	48,500	1,744,043
Datadog, Inc., Class A (2)	8,000	588,000
Microsoft Corp. (1)	181,208	43,457,303
Oracle Corp. (1)	34,518	2,821,501
Sage Group PLC (The)	144,457	1,300,792
Salesforce, Inc. (1)(2)	3,345	443,513
Trend Micro, Inc. (2)	28,597	1,337,406
Zscaler, Inc. (1)(2)	5,593	625,857
		$ 58,606,733
Specialty Retail — 2.3%
Fast Retailing Co., Ltd.	19,700	$ 11,988,110
Fnac Darty S.A.	922	34,047
Home Depot, Inc. (The) (1)	10,573	3,339,588
Lowe's Cos., Inc. (1)	26,586	5,296,995
USS Co., Ltd.	27,200	431,584
		$ 21,090,324
Technology Hardware, Storage & Peripherals — 5.2%
Apple, Inc. (1)	348,734	$ 45,311,008

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Hewlett Packard Enterprise Co. (1)	68,955	$ 1,100,522
HP, Inc. (1)	39,615	1,064,455
		$ 47,475,985
Textiles, Apparel & Luxury Goods — 2.9%
Kering S.A.	7,730	$ 3,934,009
LVMH Moet Hennessy Louis Vuitton SE	25,872	18,826,857
NIKE, Inc., Class B (1)	33,397	3,907,783
		$ 26,668,649
Tobacco — 0.6%
British American Tobacco PLC	123,683	$ 4,892,672
Japan Tobacco, Inc.	34,000	685,447
		$ 5,578,119
Trading Companies & Distributors — 0.8%
Ferguson PLC	38,043	$ 4,776,063
Mitsubishi Corp.	21,400	694,746
Sumitomo Corp.	96,700	1,607,453
		$ 7,078,262
Transportation Infrastructure — 0.1%
Aeroports de Paris (2)	6,667	$ 893,188
		$ 893,188
Wireless Telecommunication Services — 1.2%
KDDI Corp.	124,500	$ 3,775,697
SoftBank Group Corp.	116,996	4,948,104
T-Mobile US, Inc. (1)(2)	18,500	2,590,000
		$ 11,313,801
Total Common Stocks (identified cost $338,932,066)		$919,191,048

Short-Term Investments — 0.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.11% (5)	1,376,597	$ 1,376,597
Total Short-Term Investments (identified cost $1,376,597)		$ 1,376,597
Total Investments — 100.2% (identified cost $340,308,663)		$920,567,645
Total Written Call Options — (0.6)% (premiums received $10,698,480)		$ (5,433,785)
Other Assets, Less Liabilities — 0.4%		$ 3,824,419
Net Assets — 100.0%		$918,958,279
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security (or a portion thereof) has been pledged as collateral for written options.
(2)	Non-income producing security.
(3)	Amount is less than 0.05%.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2022, the aggregate value of these securities is $832,949 or 0.1% of the Fund's net assets.
(5)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2022.
Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	53.9%	$496,574,105
Japan	11.2	102,901,157
United Kingdom	7.5	69,073,254
France	7.4	67,814,576
Netherlands	5.9	54,187,716
Germany	5.2	48,152,194
Switzerland	4.2	38,658,103
Ireland	1.9	17,576,541
Spain	1.3	12,361,420
Italy	0.6	5,568,732
Belgium	0.4	3,184,415
Canada	0.3	3,112,268
Finland	0.1	929,139
Denmark	0.1	474,025
Total Investments	100.0%	$920,567,645

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Portfolio of Investments — continued

Written Call Options (Exchange-Traded) — (0.6)%
Description	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value
Dow Jones Euro Stoxx 50 Index	1,100	EUR	41,729,820	EUR	4,025	1/6/23	$ (2,621)
Dow Jones Euro Stoxx 50 Index	1,100	EUR	41,729,820	EUR	3,900	1/13/23	(157,222)
Dow Jones Euro Stoxx 50 Index	1,100	EUR	41,729,820	EUR	3,925	1/20/23	(186,734)
Dow Jones Euro Stoxx 50 Index	1,090	EUR	41,350,458	EUR	3,900	1/27/23	(382,763)
FTSE 100 Index	930	GBP	69,301,182	GBP	7,500	1/20/23	(778,937)
NASDAQ 100 Index	14	USD	15,315,664	USD	12,200	1/3/23	(630)
NASDAQ 100 Index	14	USD	15,315,664	USD	11,800	1/4/23	(980)
NASDAQ 100 Index	14	USD	15,315,664	USD	11,900	1/6/23	(1,680)
NASDAQ 100 Index	14	USD	15,315,664	USD	12,300	1/9/23	(1,120)
NASDAQ 100 Index	14	USD	15,315,664	USD	12,200	1/11/23	(1,715)
NASDAQ 100 Index	14	USD	15,315,664	USD	11,500	1/13/23	(65,590)
NASDAQ 100 Index	14	USD	15,315,664	USD	11,500	1/17/23	(75,390)
NASDAQ 100 Index	14	USD	15,315,664	USD	11,450	1/18/23	(99,470)
NASDAQ 100 Index	15	USD	16,409,640	USD	11,200	1/20/23	(239,175)
NASDAQ 100 Index	15	USD	16,409,640	USD	11,200	1/23/23	(260,850)
NASDAQ 100 Index	15	USD	16,409,640	USD	11,100	1/25/23	(353,475)
NASDAQ 100 Index	15	USD	16,409,640	USD	11,150	1/27/23	(348,300)
Nikkei 225 Index	120	JPY	3,131,340,000	JPY	28,375	1/6/23	(37)
Nikkei 225 Index	120	JPY	3,131,340,000	JPY	28,250	1/13/23	(4,475)
Nikkei 225 Index	120	JPY	3,131,340,000	JPY	26,750	1/20/23	(166,130)
Nikkei 225 Index	120	JPY	3,131,340,000	JPY	26,750	1/27/23	(246,876)
S&P 500 Index	61	USD	23,420,950	USD	4,100	1/3/23	(458)
S&P 500 Index	62	USD	23,804,900	USD	4,010	1/4/23	(620)
S&P 500 Index	62	USD	23,804,900	USD	4,035	1/6/23	(2,790)
S&P 500 Index	61	USD	23,420,950	USD	4,125	1/9/23	(915)
S&P 500 Index	63	USD	24,188,850	USD	4,100	1/11/23	(3,150)
S&P 500 Index	63	USD	24,188,850	USD	3,925	1/13/23	(185,850)
S&P 500 Index	63	USD	24,188,850	USD	3,925	1/17/23	(202,860)
S&P 500 Index	63	USD	24,188,850	USD	3,925	1/18/23	(221,760)
S&P 500 Index	63	USD	24,188,850	USD	3,890	1/20/23	(336,735)
S&P 500 Index	63	USD	24,188,850	USD	3,910	1/23/23	(300,825)
S&P 500 Index	63	USD	24,188,850	USD	3,900	1/25/23	(351,855)
S&P 500 Index	63	USD	24,188,850	USD	3,900	1/27/23	(376,110)
SMI Index	330	CHF	35,407,020	CHF	11,050	1/20/23	(75,687)
Total							$(5,433,785)
Abbreviations:
PC	– Participation Certificate
PFC Shares	– Preference Shares
Currency Abbreviations:
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen
USD	– United States Dollar

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Unaffiliated investments, at value (identified cost $338,932,066)	$ 919,191,048
Affiliated investment, at value (identified cost $1,376,597)	1,376,597
Foreign currency, at value (identified cost $1,297,898)	1,311,018
Dividends receivable	718,852
Dividends receivable from affiliated investment	11,180
Receivable for premiums on written options	1,480,914
Tax reclaims receivable	1,820,488
Total assets	$925,910,097
Liabilities
Written options outstanding, at value (premiums received $10,698,480)	$ 5,433,785
Due to custodian	250,469
Payable to affiliates:
Investment adviser fee	794,557
Trustees' fees	17,865
Accrued expenses	455,142
Total liabilities	$ 6,951,818
Net Assets	$918,958,279
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 1,095,978
Additional paid-in capital	344,806,685
Distributable earnings	573,055,616
Net Assets	$918,958,279
Common Shares Issued and Outstanding	109,597,786
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 8.38

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $1,426,765)	$ 20,976,409
Dividend income from affiliated investment	66,316
Other income	1,224,529
Total investment income	$ 22,267,254
Expenses
Investment adviser fee	$ 10,034,203
Trustees’ fees and expenses	69,136
Custodian fee	366,062
Transfer and dividend disbursing agent fees	17,998
Legal and accounting services	97,813
Printing and postage	396,097
Miscellaneous	132,156
Total expenses	$ 11,113,465
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 4,265
Total expense reductions	$ 4,265
Net expenses	$ 11,109,200
Net investment income	$ 11,158,054
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 19,872,694
Written options	47,629,587
Foreign currency transactions	(64,697)
Net realized gain	$ 67,437,584
Change in unrealized appreciation (depreciation):
Investments	$ (271,836,465)
Written options	7,756,775
Foreign currency	(66,444)
Net change in unrealized appreciation (depreciation)	$(264,146,134)
Net realized and unrealized loss	$(196,708,550)
Net decrease in net assets from operations	$(185,550,496)

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 11,158,054	$ 8,526,619
Net realized gain	67,437,584	76,196,734
Net change in unrealized appreciation (depreciation)	(264,146,134)	75,979,280
Net increase (decrease) in net assets from operations	$ (185,550,496)	$ 160,702,633
Distributions to shareholders	$ (83,590,979)	$ (74,532,361)
Tax return of capital to shareholders	$ (8,703,774)	$ (19,532,395)
Capital share transactions:
Proceeds from shelf offering, net of offering costs (see Note 5)	$ 5,083,716	$ 12,205,210
Reinvestment of distributions	2,400,468	2,876,688
Net increase in net assets from capital share transactions	$ 7,484,184	$ 15,081,898
Net increase (decrease) in net assets	$ (270,361,065)	$ 81,719,775
Net Assets
At beginning of year	$1,189,319,344	$ 1,107,599,569
At end of year	$ 918,958,279	$1,189,319,344

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Financial Highlights

	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 10.930	$ 10.300	$ 10.470	$ 9.690	$ 11.590
Income (Loss) From Operations
Net investment income (1)	$ 0.102	$ 0.079	$ 0.087	$ 0.129	$ 0.141
Net realized and unrealized gain (loss)	(1.810)	1.421	0.615	1.523	(0.950)
Total income (loss) from operations	$ (1.708)	$ 1.500	$ 0.702	$ 1.652	$ (0.809)
Less Distributions
From net investment income	$ (0.112)	$ (0.164)	$ (0.080)	$ (0.142)	$ (0.129)
From net realized gain	(0.651)	(0.527)	(0.436)	(0.089)	(0.550)
Tax return of capital	(0.080)	(0.181)	(0.356)	(0.641)	(0.413)
Total distributions	$ (0.843)	$ (0.872)	$ (0.872)	$ (0.872)	$ (1.092)
Premium from common shares sold through shelf offering (see Note 5) (1)	$ 0.001	$ 0.002	$ —	$ —	$ 0.001
Net asset value — End of year	$ 8.380	$ 10.930	$ 10.300	$ 10.470	$ 9.690
Market value — End of year	$ 7.760	$ 11.190	$ 9.680	$ 10.370	$ 9.530
Total Investment Return on Net Asset Value (2)	(15.73)%	15.19%	8.55%	18.05%	(7.72)%
Total Investment Return on Market Value (2)	(23.77)%	25.48%	3.00%	18.88%	(11.76)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$918,958	$1,189,319	$1,107,600	$1,125,503	$1,040,883
Ratios (as a percentage of average daily net assets):
Expenses	1.11% (3)	1.09%	1.10%	1.10%	1.09%
Net investment income	1.11%	0.74%	0.91%	1.26%	1.27%
Portfolio Turnover	12%	3%	7%	2%	4%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation
—
The following methodologies are used to determine the market value or fair value of investments.
Equity Securities.
Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Derivatives.
U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.
Foreign Securities and Currencies.
 Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other.
Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation.
In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions
—
Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income
—
Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2022, the Fund received approximately $1,225,000 from France for previously withheld foreign taxes and interest thereon. Such amount is included in other income on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
D  Federal Taxes
—
The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of December 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Notes to Financial Statements — continued

E  Foreign Currency Translation
—
Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates
—
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications
—
Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Written Options
—
Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
2  Distributions to Shareholders and Income Tax Information
Subject to its Managed Distribution Plan, the Fund makes monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.
The tax character of distributions declared for the years ended December 31, 2022 and December 31, 2021 was as follows:
	Year Ended December 31,
	2022	2021
Ordinary income	$26,316,841	$17,661,269
Long-term capital gains	$57,274,138	$56,871,092
Tax return of capital	$ 8,703,774	$19,532,395
As of December 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Net unrealized appreciation	$ 573,055,616
Distributable earnings	$573,055,616

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$337,457,814
Gross unrealized appreciation	$ 579,500,303
Gross unrealized depreciation	(6,412,090)
Net unrealized appreciation	$573,088,213
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets, as defined in the investment advisory agreement, and is payable monthly. For purposes of this calculation, gross assets represent net assets plus obligations attributable to investment leverage. During the year ended December 31, 2022, the Fund had no obligations attributable to investment leverage. For the year ended December 31, 2022, the investment adviser fee amounted to $10,034,203.
Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVM pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Fund. Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2022, the investment adviser fee paid was reduced by $4,265 relating to the Fund’s investment in the Liquidity Fund. EVM also serves as administrator of the Fund, but receives no compensation.
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
4  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $121,108,569 and $146,214,746, respectively, for the year ended December 31, 2022.
5  Common Shares of Beneficial Interest and Shelf Offering
Common shares issued by the Fund pursuant to its dividend reinvestment plan for the years ended December 31, 2022 and December 31, 2021 were 259,025 and 266,248, respectively.
In August 2012, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended December 31, 2022 and December 31, 2021.
Pursuant to its most recent registration statement filed with the SEC, the Fund is authorized to issue up to an additional 10,790,376 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Fund, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Fund's net asset value per common share.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Notes to Financial Statements — continued

During the years ended December 31, 2022 and December 31, 2021, the Fund sold 476,884 and 1,109,005 common shares, respectively, and received proceeds (net of offering costs) of $5,083,716 and $12,205,210, respectively, through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $155,292 and $192,132 for the years ended December 31, 2022 and December 31, 2021, respectively. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Fund’s shares and is entitled to receive a sales commission from the Fund of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Fund was informed that the sales commissions retained by EVD during the years ended December 31, 2022 and December 31, 2021 were $10,270 and $24,657, respectively.
6  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2022 is included in the Portfolio of Investments. At December 31, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the value of the underlying index decline.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2022 was as follows:
	Fair Value
Derivative	Asset Derivative	Liability Derivative (1)
Written options	$ —	$(5,433,785)
(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2022 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income (1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income (2)
Written options	$47,629,587	$7,756,775
(1)	Statement of Operations location: Net realized gain (loss): Written options.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Written options.
The average number of written options contracts outstanding during the year ended December 31, 2022, which is indicative of the volume of this derivative type, was 7,627 contracts.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Notes to Financial Statements — continued

7  Investments in Affiliated Funds
At December 31, 2022, the value of the Fund's investment in funds that may be deemed to be affiliated was $1,376,597, which represents 0.2% of the Fund's net assets. Transactions in such funds by the Fund for the year ended December 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$ —	$127,200,464	$(125,823,867)	$ —	$ —	$1,376,597	$66,316	1,376,597
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At December 31, 2022, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ 58,262,462	$ 16,824,402	$ —	$ 75,086,864
Consumer Discretionary	54,546,373	67,539,554	—	122,085,927
Consumer Staples	32,708,238	47,509,350	—	80,217,588
Energy	17,863,179	21,673,550	—	39,536,729
Financials	38,570,326	54,572,837	—	93,143,163
Health Care	64,129,213	55,608,627	—	119,737,840
Industrials	32,289,213	57,539,097	—	89,828,310
Information Technology	166,697,978	50,937,836	—	217,635,814
Materials	8,053,089	41,229,440	—	49,282,529
Real Estate	6,675,712	2,807,332	—	9,483,044
Utilities	10,968,004	12,185,236	—	23,153,240
Total Common Stocks	$ 490,763,787	$ 428,427,261*	$ —	$ 919,191,048
Short-Term Investments	$ 1,376,597	$ —	$ —	$ 1,376,597
Total Investments	$ 492,140,384	$ 428,427,261	$ —	$ 920,567,645

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Notes to Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3	Total
Written Call Options	$ (3,432,303)	$ (2,001,482)	$ —	$ (5,433,785)
Total	$ (3,432,303)	$ (2,001,482)	$ —	$ (5,433,785)
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/ Deloitte & Touche LLP
Boston, Massachusetts
February 21, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2023 showed the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income.
For the fiscal year ended December 31, 2022, the Fund designates approximately $21,200,938, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction.
Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2022 ordinary income dividends, 27.08% qualifies for the corporate dividends received deduction.
Capital Gains Dividends.
The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $57,274,138 or, if subsequently determined to be different, the net capital gain of such year.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
c/o American Stock Transfer & Trust Company, LLC
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Management and Organization

Fund Management
. The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 130 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Class I Trustee	Until 2024. 3 years. Since 2007.	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Fund.
Other Directorships.
Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser (1) 1962	Class III Trustee	Until 2023. 3 years. Since 2023.	Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships
. None.
Mark R. Fetting 1954	Class III Trustee	Until 2023. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships.
None.
Cynthia E. Frost 1961	Class I Trustee	Until 2024. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships.
None.
George J. Gorman 1952	Chairperson of the Board and Class II Trustee	Until 2025. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Class III Trustee	Until 2023. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships.
Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Class II Trustee	Until 2025. 3 years. Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships.
Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Class III Trustee	Until 2023. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships.
Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Class II Trustee	Until 2025. 3 years. Since 2015.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships.
Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Class I Trustee	Until 2024. 3 years. Since 2016.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships.
None.
Nancy A. Wiser (2) 1967	Class I Trustee	Until 2024. 3 years. Since 2022.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
R. Kelly Williams, Jr. 1971	President	Since 2022	President and Chief Operating Officer of Atlanta Capital Management Company, LLC. Officer of 21 registered investment companies managed by Eaton Vance or BMR.
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management ("CRM").
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)
Mr. Bowser began serving as a Trustee effective January 4, 2023.
(2)
Ms. Wiser began serving as a Trustee effective April 4, 2022.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a
new
customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer
our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■
Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont:
Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California:
Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents.

The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.
American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise.
If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.
Portfolio Holdings.

Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting.

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Share Repurchase Program.

The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.
Additional Notice to Shareholders.

If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information.

Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15
th
Avenue
Brooklyn, NY 11219
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110

2552    12.31.22

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2021 and December 31, 2022 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/21	12/31/22
Audit Fees	$57,950	$60,300
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,906	$350
All Other Fees(3)	$0	$0

Total	$66,856	$60,650

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31, 2021 and December 31, 2022; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/21	12/31/22
Registrant	$8,906	$350
Eaton Vance(1)	$51,800	$52,836

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy A. Wiser are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as the sub-adviser of the Fund. G.R. Nelson and Thomas C. Seto comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Mr. Nelson is a Vice President of Eaton Vance, has been an equity analyst at Eaton Vance since 2004 and has been a portfolio manager of the Fund since July 2021. Mr. Seto is Head of Investment Management at Parametric, has managed other Eaton Vance portfolios for more than five years and has been a portfolio manager of the Fund since April 2005. This information is provided as of the date of filing this report.

The following table shows, as of June 30, 2022, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
G.R. Nelson
Registered Investment Companies	7	$0		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	2	$2.2		0	$0

Thomas C. Seto
Registered Investment Companies	60	$31,968.0	(1)	0	$0
Other Pooled Investment Vehicles	7	$962.2		0	$0
Other Accounts	77,249	$180,558.4	(2)	0	$0

(1)

This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.

(2)

For “Other Accounts” that are part of a wrap or model account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap or model account program.

The following table shows, as of June 30, 2022, the dollar range of Fund shares beneficially owned by each portfolio manager.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
G.R. Nelson	None
Thomas C. Seto	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Eaton Vance’s parent company, Morgan Stanley.

Base salary compensation. Generally, portfolio managers and research analysts receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers and research analysts may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates including Eaton Vance. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Revenue and profitability of the firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Team, product and/or Eaton Vance performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager(1) (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)(2) provided that for funds that are tax-managed or otherwise have an objective of after-tax returns, performance net of taxes will be considered

•	Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(1)	Generally, this is total return performance, provided that consideration may also be given to relative risk-adjusted performance.
(2)

When a fund’s peer group as determined by Lipper or Morningstar is deemed by the relevant Eaton Vance Chief Investment Officer, or in the case of the sub-advised Funds, the Director of Product Development and Sub-Advised Funds, not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.
(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.
(d)	Consent of Independent Registered Public Accounting Firm.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

By:	/s/ R. Kelly Williams, Jr.
R. Kelly Williams, Jr.
President

Date:	February 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 27, 2023

By:	/s/ R. Kelly Williams, Jr.
R. Kelly Williams, Jr.
President

Date:	February 27, 2023